                                                                    EXHIBIT 99.1


                      OFFICE OF THE UNITED STATES TRUSTEE

In re:                                  DEBTOR IN POSSESSION INTERIM STATEMENT

OUTSOURCE INTERNATIONAL, INC.           Statement Number:    1

                     Debtor.            For the Period FROM:      June 12, 2001

Chapter 11 Case No.:  LA 01-28173-BB                     TO:      July 29, 2001


         Annexed hereto is Interim Statement Number 1 for the above-indicated chapter 11 debtor ("Debtor").

         At the Initial Debtor Interview held by the Office of the United States Trustee ("OUST"), on June 27, 2001, Debtor apprised the OUST that its books and records are maintained on a consolidated basis with the other six affiliated debtor entities which comprise the related filing entities. Therefore, and by agreement made with the Office of the United States Trustee, amounts reflected on the annexed Interim Statement represent consolidated cash receipts and disbursements for all of the bank accounts of the Debtor and its chapter 11 debtor affiliates ("Debtors").

         Additionally, due to the sheer volume of the Debtor's check registers (approximately 2,000 pages), and in the interest of environmental economy, the check registers will be submitted electronically under separate cover. Debtors further advise that the disbursement amounts reflected on the annexed Interim Statement reflect only the checks issued by the Debtors, which cleared the banks during the reporting period, whereas the check registers reflect all checks issued by the Debtors during the reporting period. Outstanding checks represent the difference between the check registers and the disbursement totals reflected in the Interim Statement.

                       OFFICE OF THE UNITED STATES TRUSTEE


In re  OUTSOURCE INTERNATIONAL, INC.      DEBTOR IN POSSESSION INTERIM STATEMENT

                                          Statement No.                     1

Chapter 11 Case No.  LA 01-28173 BB       For the period FROM:     06/12/2001
                                                           TO:     07/29/2001


CASH ACTIVITY ANALYSIS (Cash Basis Only)

A. Total Receipts per all Prior Interim Statements
B. Less Total Disbursements per all Prior Statements
C. Beginning Balance (A less B)
D. Receipts during Current Period
   Opening Cash Balance Per Bank                               $         100.00
   Plus: Available LockBox Receipts                               27,802,121.73
   Plus: Non A/R Cash Receipts                                       156,789.11
                                                               ----------------
E. Total Cash Available                                        $  27,959,010.84
                                                               ----------------

F. Cash Disbursements/(Voids)
   Advertising (newspaper recruiting)                                 16,301.20
   Auto Maintenance                                                   11,967.87
   Bank Fees                                                          14,228.03
   Benefits (insurance)                                                9,711.25
   Business License                                                   35,295.53
   CIT -- Adequate Protection Payment                                235,066.30
   Core Payroll                                                    3,164,028.45
   CSF Payroll & Payroll Tax                                         476,849.55
   Deposits -- Various Vendors                                       293,108.15
   Expense Reports                                                   260,563.94
   Garnishments                                                      123,571.35
   Insurance                                                          26,577.00
   IT                                                                 17,799.75
   Cash Collateral for Letter of Credit                                      --
   Maintenance                                                        19,164.64
   Misc Vendor Prepaid                                                 5,076.34
   Misc Expenses                                                      38,110.00
   Office Supplies COD                                                72,176.27
   Operating Leases                                                   38,822.00
   Outside Labor                                                      50,829.78
   Payroll Taxes                                                             --
   Postage                                                            23,757.02
   Prof. Fees                                                         86,586.00
   Refund                                                             12,365.30
   Rent Deposit                                                          972.00
   Rent                                                              252,759.21
   Sales Tax                                                          14,367.17
   Service Payroll (including Taxes)                              18,436,742.04
   Third Party Billing (Staffing)                                     52,930.11
   Transportation                                                    126,147.85
   Travel Advance                                                      7,500.00
   Unemployment Taxes                                                 25,050.00
   Utilities                                                          70,007.05
   Utility Deposits                                                  311,812.72
   Workmans Comp                                                   1,560,952.00
                                                               ----------------
   Total Disbursements                                         $  25,891,195.87
                                                               ----------------

Closing Available Balance                                      $   2,067,815.09
Unavailable LockBox Receipts                                         793,080.54
                                                               ----------------
Total Cash                                                     $   2,860,895.63
                                                               ================

I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:  8/15/01                                 /s/  Carolyn H. Noonan
      --------------------                      ----------------------------
                                                    Debtor in Possession

OutSource International
Cash Collections/Disbursements Summary
Period 6/12/2001 - 07/29/2001

                                                                                                             LA 01-28191 BB
                                                        LA 01-28173 BB    LA 01-28179 BB    LA 01-28185 BB      OUTSOURCE
                                       LA 01-28160 BB     OUTSOURCE         OUTSOURCE          CAPITAL        INTERNATIONAL
                           POST-         SYNADYNE III   INTERNATIONAL,     FRANCHISING,        STAFFING        OF AMERICA,
                         PETITION           INC.             INC.              INC.           FUND, INC.          INC.
                       -------------   --------------   --------------    --------------    --------------   ---------------
Cash Collections         06/12-07/29
 Opening Cash Balance
   Per Bank                   100.00           22.00             --               1.40             0.10              17.90
 Less: Outstanding
   A/P Checks                     --
                       -------------    ------------         ------         ----------        ---------       ------------
 ADJUSTED OPENING
   CASH BALANCE               100.00           22.00             --               1.40             0.10              17.90
 Plus: Available
   Lockbox Receipts
   Chicago
   Los Angeles
   Atlanta
                       -------------    ------------         ------         ----------        ---------       ------------
 TOTAL AVAILABLE
   LOCKBOX RECEIPTS    27,802,121.73    6,378,064.84             --         274,780.55        27,802.12       4,764,031.37
 PLUS: NON A/R CASH
   RECEIPTS               156,789.11       34,493.60             --           2,195.05           156.79          28,065.25
                       -------------    ------------         ------         ----------        ---------       ------------
 TOTAL CASH AVAILABLE  27,959,010.84    6,412,580.44             --         276,977.00        27,959.01       4,792,114.52


CASH DISBURSEMENTS/
 (VOIDS)
 Advertising
   (newspaper
   recruiting)             16,301.20        3,783.85             --             141.77            16.30           2,757.38
 Auto Maintenance          11,967.87        2,635.75             --             166.32            11.97           2,139.96
 Bank Fees                 14,228.03        3,304.95             --             122.72            14.23           2,404.80
 Benefits (Insurance)       9,711.25        2,229.88             --              95.09             9.71           1,662.43
 Business License          35,295.53        8,327.47             --             248.06            35.30           5,860.90
 CIT - Adequate
   Protection Payment     235,066.30       53,235.65             --           2,625.46           235.07          40,841.01
 Core Payroll           3,164,028.45      732,005.71             --          28,581.64         3,164.03         537,176.54
 CSF Payroll &
   Payroll Tax            476,849.55      109,976.38             --           4,457.99           476.85          81,237.11
 Deposits - Various
   Vendors                293,108.15       66,572.65             --           3,189.64           293.11          50,769.16
 Expense Reports          260,563.94       59,426.51             --           2,728.08           260.56          44,932.71
 Garnishments             123,571.35       28,399.74             --           1,198.85           123.57          21,132.86
 Insurance                 26,577.00        6,272.17             --             186.04            26.58           4,411.78
 IT                        17,799.75        4,200.74             --             124.60            17.80           2,954.76
 Cash Collateral for
   Letter of Credit               --              --             --                 --               --                 --
 Maintenance               19,164.64        4,510.14             --             139.72            19.16           3,191.67
 Misc Vendor Prepaid        5,076.34        1,116.79             --              71.07             5.08             908.66
 Misc Expenses             38,110.00        8,879.19             --             316.98            38.11           6,419.51
 Office Supplies COD       72,176.27       16,930.20             --             550.47            72.18          12,065.27
 Operating Leases          38,822.00        9,161.99             --             271.75            38.82           6,444.45
 Outside Labor             50,829.78       11,677.83             --             494.93            50.83           8,696.12
 Payroll Taxes                    --              --             --                 --               --                 --
 Postage                   23,757.02        5,526.66             --             201.30            23.76           4,008.67
 Prof. Fees                86,586.00       20,434.30             --             606.10            86.59          14,373.28
 Refund                    12,365.30        2,918.21             --              86.56            12.37           2,052.64
 Rent Deposit                 972.00          213.84             --              13.61             0.97             173.99
 Rent                     252,759.21       59,573.70             --           1,803.21           252.76          42,020.98
 Sales Tax                 14,367.17        3,390.65             --             100.57            14.37           2,384.95
 Service Payroll
   (Including Taxes)   18,436,742.04    4,254,013.24             --         171,520.02        18,436.74       3,139,358.71
 Third Party Billing
   (Staffing)              52,930.11       12,139.88             --             524.35            52.93           9,072.10
 Transportation           126,147.85       28,585.88             --           1,401.48           126.15          21,903.36
 Travel Advance             7,500.00        1,698.00             --              84.00             7.50           1,303.50
 Unemployment Taxes        25,050.00        5,911.80             --             175.35            25.05           4,158.30
 Utilities                 70,007.05       16,521.66             --             490.05            70.01          11,621.17
 Utility Deposits         311,812.72       68,598.80             --           4,365.38           311.81          55,814.48
 Workmans Comp          1,560,952.00      354,048.35             --          17,198.79         1,560.94         270,766.25
                       -------------    ------------         ------         ----------        ---------       ------------
TOTAL DISBURSEMENTS
                       25,891,195.87    5,966,222.57             --         244,281.96        25,891.19       4,415,019.44
                       -------------    ------------         ------         ----------        ---------       ------------
CLOSING AVAILABLE
 BALANCE                2,067,815.09      446,357.87             --          32,695.05         2,067.82         377,095.08
UNAVAILABLE LOCKBOX
 RECEIPTS                 793,080.54      187,167.01             --           5,551.56           793.08         131,651.37
                       -------------    ------------         ------         ----------        ---------       ------------
TOTAL CASH IN
 BANK POST
 PETITION               2,860,895.63      633,524.88             --          38,246.61         2,860.90         508,746.45
                       =============    ============         ======         ==========        =========       ============
TOTAL DUE TO US
 TRUSTEE                   60,000.00       13,000.00         500.00           2,000.00         1,500.00          12,500.00
                       =============    ============         ======         ==========        =========       ============



































                       LA 01-28197 BB   LA 01-28201 BB
                          GUARDIAN         GUARDIAN
                          EMPLOYER         EMPLOYER
                         WEST, LLC        EAST, LLC
                       --------------   --------------
Cash Collections
 Opening Cash Balance
   Per Bank                    43.30             15.30
 Less: Outstanding
   A/P Checks                     --                --
                       -------------      ------------
 ADJUSTED OPENING
   CASH BALANCE                43.30             15.30
 Plus: Available
   Lockbox Receipts
   Chicago
   Los Angeles
   Atlanta
                       -------------      ------------
 TOTAL AVAILABLE
   LOCKBOX RECEIPTS    12,136,417.98      4,221,024.87
 PLUS: NON A/R CASH
   RECEIPTS                67,889.68         23,988.73
                       -------------      ------------
 TOTAL CASH AVAILABLE  12,204,350.97      4,245,028.90


CASH DISBURSEMENTS
 (VOIDS)
 Advertising
   (newspaper
   recruiting)              7,132.51          2,469.39
 Auto Maintenance           5,183.14          1,830.73
 Bank Fees                  6,226.28          2,155.04
 Benefits (Insurance)       4,240.00          1,474.15
 Business License          15,493.89          5,329.91
 CIT - Adequate
   Protection Payment     102,354.11         35,775.01
 Core Payroll           1,383,494.11        479,606.42
 CSF Payroll &
   Payroll Tax            208,376.91         72,324.30
 Deposits - Various
   Vendors                127,699.15         44,584.44
 Expense Reports          113,612.60         39,603.48
 Garnishments              53,961.66         18,754.66
 Insurance                 11,667.30          4,013.13
 IT                         7,814.09          2,687.76
 Cash Collateral for
   Letter of Credit               --                --
 Maintenance                8,408.51          2,895.45
 Misc Vendor Prepaid        2,198.06            776.68
 Misc Expenses             16,687.25          5,768.96
 Office Supplies COD       31,646.61         10,911.54
 Operating Leases          17,042.86          5,862.12
 Outside Labor             22,195.02          7,715.05
 Payroll Taxes                    --                --
 Postage                   10,399.33          3,597.31
 Prof. Fees                38,011.25         13,074.49
 Refund                     5,428.37          1,867.16
 Rent Deposit                 420.88            148.72
 Rent                     110,932.24         38,176.33
 Sales Tax                  6,307.19          2,169.44
 Service Payroll
   (including Taxes)    8,057,333.05      2,796,080.28
 Third Party Billing
   (Staffing)              23,104.46          8,036.40
 Transportation            54,934.53         19,196.45
 Travel Advance             3,265.50          1,141.50
 Unemployment Taxes        10,996.95          3,782.55
 Utilities                 30,733.09         10,571.06
 Utility Deposits         135,014.91         47,707.35
 Workmans Comp            679,881.77        237,495.77
                       -------------      ------------
      TOTAL
       DISBURSEMENTS   11,312,197.58      3,927,583.01
                       -------------      ------------
CLOSING AVAILABLE
 BALANCE                  892,153.39        317,445.89
UNAVAILABLE LOCKBOX
 RECEIPTS                 348,162.36        119,755.16
                       -------------      ------------
TOTAL CASH IN
 BANK POST
 PETITION               1,240,315.75        437,201.05
                       =============      ============
TOTAL DUE TO US
 TRUSTEE                   18,000.00         12,500.00
                       =============      ============

                      OFFICE OF THE UNITED STATES TRUSTEE

In re OUTSOURCE INTERNATIONAL, INC.       DEBTOR IN POSSESSION INTERIM STATEMENT


Chapter 11 Case No. LA01-28173-BB            Statement No. 1         Page 1 of 4

                                                        From: 06/12/2001
                                                          To: 07/29/2001


                           Concentration       Payroll          Payroll           LockBox              LockBox           LockBox
                          Bank of America  Bank of America  Bank of America  Bank of America LA  Bank of America CH  Bank of America
                            1233820507       1233633997        123383996         123334412           8188312934        3761598703
                            Concord, CA      Concord, CA      Concord, CA       Concord, CA          Concord, CA       Concord, CA
                          ----------------------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS (Cash Basis Only)

A. Total Receipts per all
   Prior Interim Statements
B. Less Total Disbursements
   per all Prior Statements
C. Beginning Balance per
   Schedule B.2                  8,145.26               --      873,394.62         439,649.41          578,151.07       406,541.74
D. Receipts during Current
   Period (Attach Separate
   Listing if Necessary)
   See Attached Consolidated
   Statements 1 & 2

TOTAL RECEIPTS THIS PERIOD             --               --         7,468.11      7,408,959.94       11,835,117.76     7,958,121.89

E. Balance Available (C plus D)
F. Less: Disbursements during          --               --    (4,209,216.57)      (432,827.32)        (592,121.60)   (1,710,642.85)
   Current Period (Attach Separate
   Listing if Necessary)
   Cash Disbursements detail in
   excess of 2,000 pages, available
   upon request.
   TOTAL DISBURSEMENTS THIS PERIOD:    --               --    (4,201,748.46)     6,976,332.62       11,242,996.16     6,247,479.04

OTHER TRANSACTIONS:
 Transfer (to) from interbank
 account (net)                  (8,145.26)       39,000.00     3,656,869.44     (7,247,823.62)     (11,417,738.79)   (6,432,507.09)
                                ----------------------------------------------------------------------------------------------------
G. Ending Balance                      --        39,000.00       328,615.60        168,158.41          403,408.44       221,513.69
                                ----------------------------------------------------------------------------------------------------


I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is True and complete to the best of my knowledge.

Dated:    8/15/01                             Carolyn H. Noonan
          -------                             --------------------
                                              Debtor in Possession

                      OFFICE OF THE UNITED STATES TRUSTEE

In re OUTSOURCE INTERNATIONAL, INC.       DEBTOR IN POSSESSION INTERIM STATEMENT

                                          Statement No. 1
                                               FROM: 6/12/01         Page 2 of 4
                                                 TO: 7/29/01
Chapter 11 Case No. LA 01-28173-BB

                                            Operating        Operating        Accounts         Accounts         Accounts
                                             Account          Account          Payable          Payable          Payable
                                          Citizens Bank    Citizens Bank    Citizens Bank    Citizens Bank    Citizens Bank
                                            3303116816       3300167983       3399000024       3303116832       3399000148
                                          Manchester, NH   Manchester, NH   Manchester, NH   Manchester, NH   Manchester, NH
                                          ----------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
 (Cash Basis Only)
A. Total Receipts per a11 Prior
   Interim Statements
B. Less Total Disbursements per
   all Prior Statements
C. Beginning Balance per Schedule B.2             100.00        19,634.73                            100.00
D. Receipts during Current Period
(Attach Separate Listing if Necessary)
See Attached Consolidated
 Statements 1 & 2

TOTAL RECEIPTS THIS PERIOD                  2,845,656.49               --               --               --               --

E. Balance Available (C plus D)                                                                          --

F. Less: Disbursements during Current.     (5,202,566.57)       (3,258.67)       (1,606.20)     (438,027.23)    1,161,859.95)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess
 of 2,000 pages, available upon
 request.
TOTAL DISBURSEMENTS THIS PERIOD:           (2,356,910.08)       (3,258.67)       (1,606.20)     (438,027.23)   (1,161,859.95)

Other Transactions:
-------------------
  Transfer (to)/from interbank
  account (net)                             5,056,871.23       (16,376.06)        1,606.20       437,927.23     1,161,859.95
                                            ------------       ----------        ---------       ----------     ------------
G. Ending Balance                           2,700,061.15               --               --            (0.00)              --
                                            ============       ==========        =========       ==========     ============



                                           Concentration       Payroll         Concentration            Payroll
                                          First Star Bank  First Star Bank  First Tennessee Bank  First Tennessee Bank
                                             823213004        823213012          100080412             100196519
                                          Cincinnati, OH   Cincinnati, OH       Memphis, TN           Memphis, TN
                                          ---------------  ---------------  --------------------  --------------------
CASH ACTIVITY ANALYSIS
 (Cash Basis Only)
A. Total Receipts per all Prior
   Interim Statements
B. Less Total Disbursements per
   all Prior Statements
C. Beginning Balance per Schedule B.2          970,445.44               --            113,699.48                    --
D. Receipts during Current Period
(Attach Separate Listing if Necessary)
See Attached Consolidated
 Statements 1 & 2

TOTAL RECEIPTS THIS PERIOD                             --               --                    --                    --

E. Balance Available (C plus D)

F. Less: Disbursements during Current.                 --    (6,922,230.68)            (1,683.92)          (821,691.41)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess
 of 2,000 pages, available upon
 request.
TOTAL DISBURSEMENTS THIS PERIOD:                       --    (6,922,230.68)            (1,683.92)          (821,691.41)

Other Transactions:
-------------------
  Transfer (to)/from Interbank
  account (net)                                 84,873.91     6,922,230.68            (58,022.02)           821,691.41
                                             ------------     ------------            ----------            ----------
G. Ending Balance                            1,055,319.35               --             53,993.54                    --
                                             ============     ============            ==========            ==========

                      OFFICE OF THE UNITED STATES TRUSTEE

In re OUTSOURCE INTERNATIONAL, INC.      DEBTOR IN POSSESSION INTERIM STATEMENT

                                         Statement No.          1
Chapter 11 Case No. LA 01-28173-BB       FROM: 6/12/01        Page 3 of 4
                                         TO: 7/29/01

                                                              Payroll                Concentration                  Payroll
                                                       First Tennessee Bank    First Union National Bank   First Union National Bank
                                                             100380734               2080000373357               2079940007435
                                                            Memphis, TN           Deerfield Beach, FL         Deerfield Beach, FL
                                                       -----------------------------------------------------------------------------
  CASH ACTIVITY ANALYSIS (Cash Basis Only)

A. Total Receipts per all Prior Interim
   Statements
B. Less Total Disbursements per all Prior
   Statements
C. Beginning Balance per Schedule B.2                         893.68                   411,097.54                           --
D. Receipts during Current Period
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

  TOTAL RECEIPTS THIS PERIOD                                      --                           --                           --

E. Balance Available (C plus D)

F. Less: Disbursements during Current Period                  (16.00)                  (43,041.43)               (2,350,244.35)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000
pages, available upon request.
  TOTAL DISBURSEMENTS THIS PERIOD:                            (16.00)                  (43,041.43)               (2,350,244.35)

Other Transactions:
  Transfer (to)/from interbank account (net)                 (877.68)                   (9,998.78)                2,350,244.35
                                                       -----------------------------------------------------------------------------
G. Ending Balance                                                 --                   358,057.33                           --
                                                       -----------------------------------------------------------------------------

                                                             Payroll                  Concentration                  Payroll
                                                    First Union National Bank     Michigan National Bank      Michigan National Bank
                                                         207009940011586                5961844940                  2770710164
                                                       Deerfield Beach, FL             Livonia, MI                 Livonia, MI
                                                    --------------------------------------------------------------------------------
  CASH ACTIVITY ANALYSIS (Cash Basis Only)

A. Total Receipts per all Prior Interim
   Statements
B. Less Total Disbursements per all Prior
   Statements
C. Beginning Balance per Schedule B.2                                --                  66,832.08                        1.00
D. Receipts during Current Period
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

  TOTAL RECEIPTS THIS PERIOD                                         --                     763.89                          --

E. Balance Available (C plus D)

F. Less: Disbursements during Current Period              (1,015,181.33)                 (2,122.25)                (479,051.73)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000
pages, available upon request.
  TOTAL DISBURSEMENTS THIS PERIOD:                        (1,015,181.33)                 (1,358.36)                (479,051.73)

Other Transactions:
  Transfer (to)/from interbank account (net)               1,015,181.33                  82,155.03                  479,051.73
                                                    --------------------------------------------------------------------------------
G. Ending Balance                                                    --                 147,628.75                        1.00
                                                    --------------------------------------------------------------------------------

                                                                    Payroll
                                                            Michigan National Bank
                                                                  2770710420
                                                                  Livonia, MI
                                                            -----------------------
  CASH ACTIVITY ANALYSIS (Cash Basis Only)

A. Total Receipts per all Prior Interim
   Statements
B. Less Total Disbursements per all Prior
   Statements
C. Beginning Balance per Schedule B.2                                  1.00
D. Receipts during Current Period
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

  TOTAL RECEIPTS THIS PERIOD                                             --

E. Balance Available (C plus D)

F. Less: Disbursements during Current Period                      (2,495.04)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000
pages, available upon request.
  TOTAL DISBURSEMENTS THIS PERIOD:                                (2,495.04)

Other Transactions:
  Transfer (to)/from interbank account (net)                       2,495.04
                                                            -----------------------
G. Ending Balance                                                        --
                                                            -----------------------

                                     OFFICE OF THE UNITED STATES TRUSTEE

IN RE OUTSOURCE INTERNATIONAL, INC        DEBTOR IN POSSESSION INTERIM STATEMENT

                                         Statement No.      1
                                                      FROM: 6/12/01 Page 4 of 4
Chapter 11 Case No. LA 01-28173-BB                      TO: 7/29/01

                                                                  Payroll Taxes            Concentration              Payroll
                                                              Michigan National Bank        Norwest Bank            Norwest Bank
                                                                   6856302242                5058061791              8012703781
                                                                   Livonia, MI          Colorado Springs, CO    Colorado Springs, CO
                                                              ----------------------    --------------------    --------------------
CASH ACTIVITY ANALYSIS (Cash Basis Only)
A. Total Receipts per all Prior Interim Statements
B. Less Total Disbursements per all Prior Statements
C. Beginning Balance per Schedule B.2                                697,524.99              154,708.76                      --
D. Receipts during Current Period
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

TOTAL RECEIPTS THIS PERIOD                                                   --                      --                      --

E. Balance Available (C plus D)

F. Less: Disbursements during Current Period                      (2,634,958.85)              (7,795.12)            (145,441.88)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available upon request.
  TOTAL DISBURSEMENTS THIS PERIOD:                                (2,634,958.85)              (7,795.12)            (145,441.88)

Other Transactions:
-------------------
  Transfer (to) from interbank account (net)                       2,275,000.00              (49,585.21)             145,441.88
                                                                   ------------              ----------              ----------
G. Ending Balance                                                    337,566.14               97,328.43                      --
                                                                   ============              ==========              ==========
                                                                    Payroll
                                                                  Norwest Bank
                                                                   8012703799
                                                              Colorado Springs, CO       Totals
                                                              --------------------    ------------
CASH ACTIVITY ANALYSIS (Cash Basis Only)
A. Total Receipts per all Prior Interim Statements
B. Less Total Disbursements per all Prior Statements
C. Beginning Balance per Schedule B.2                                        --       4,740,920.80
D. Receipts during Current Period                                                               --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

TOTAL RECEIPTS THIS PERIOD                                                   --      30,056,088.08
                                                                                                --
E. Balance Available (C plus D)                                                                 --

F. Less: Disbursements during Current Period                        (708,476.10)    (28,886,357.05)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available upon request.
  TOTAL DISBURSEMENTS THIS PERIOD:                                  (708,476.10)      1,169,731.03
                                                                                                --
Other Transactions:                                                                             --
-------------------
  Transfer (to)/from interbank account (net)                         708,476.10              (0.00)
                                                                     ----------       ------------
G. Ending Balance                                                            --       5,910,651.83
                                                                     ==========       ============

                      OFFICE OF THE UNITED STATES TRUSTEE

In re: OUTSOURCE INTERNATIONAL, INC.      DEBTOR IN POSSESSION OPERATING REPORT
       -----------------------------      -----------------
                           DEBTOR
                                          CONSOLIDATED       REPORT NO. 1
                                                                     PAGE 1 OF 3
CHAPTER 11 CASE NO:   LA 01-28173-BB      FOR THE PERIOD FROM:  6/12/2001
                      --------------                      TO:   7/29/2001

CONSOLIDATED

1.  Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
        Gross Sales                                                     $  27,848,420.35
        Less: Sales Returns & Discounts                                       (89,391.58)
                                                                        ----------------
             Net Sales                                                                         $  27,759,028.77
        Less: Cost of Goods Sold:                                                                 21,823,090.21
                                                                                               ----------------
          Gross Profit                                                                                              $ 5,935,938.56
                                                                                                                    --------------
        Less: Operating Expenses
        Officer Compensation                                                   96,277.00
        Salaries and Wages--Other Employees                                 2,840,356.54
                                                                        ----------------
           Total Salaries and Wages                                                                2,936,633.54
           Employee Benefits and Pensions                                                             75,845.83
        Payroll Taxes                                                         222,606.63
        Real Estate Taxes                                                       6,403.52
        Federal and State Income Taxes                                         20,625.00
                                                                        ----------------
            Total Taxes                                                                              249,635.15
        Rent and Lease Exp. (Real Property and Personal Property)             432,738.77
        Interest Expense (Mortgage, Loan, etc)                                685,678.89
        Insurance                                                              56,508.63
        Automobile Expense                                                    138,923.42
        Utilities (Gas, Electric, Water, Telephone, etc.)                     329,856.83
        Depreciation and Amortization                                         701,756.24
        Repairs and Maintenance                                                24,471.40
        Advertising                                                            32,611.86
        Supplies, Office Expenses, Photocopies, etc.                          160,840.03
        Bad Debts                                                             (51,967.70)
        Miscellaneous Operating Expenses (Specify)                            434,551.63
                                                                        ---------------------------------------
           Total Operating Expenses                                                                2,945,970.00
                                                                                               ----------------
             Net Gain/Loss from Business Operations                                                                     (272,145.96)
    B.  Not Related to Business Operations:
          Income:
            Interest income                                                    23,341.14
            Other Non-Operating Revenues (Specify)                            142,514.48
            Gross Proceeds on Sale of Assets
            Less: Original Cost of Assets plus Expenses of Sale
               Net Gain/Loss on Sale of Assets                                        --
                                                                        ----------------
            Total Non-Operating Income                                                               165,855.62
          Expenses Not Related to Business Operations:
            Legal and Professional Fees (Specify)                              790,106.71
                       Accounting and Auditing Fees                             35,714.29
                       Legal Fees                                              203,188.57
                       Other Professional and Consulting Fees                  551,203.85
            Other Non-Operating Expenses (Specify)                                     --
                                                                        -----------------
            Total Non-Operating Expenses                                                            (790,106.71)
                                                                                               ----------------
                                                                                                                    ---------------
            NET INCOME/LOSS FOR PERIOD                                                                              $   (896,397.05)
                                                                                                                    ===============

                  DEBTOR IN POSSESSION OPERATING REPORT NO: 1       Page 2 of 3


2. Aging of Accounts Payable and Accounts Receivable (Exclude pre-petition accounts payable):

CONSOLIDATED:                                         Accounts Payable           Accounts Receivable
                                                      ----------------------------------------------
         Current           Under 30 Days                 $580,053.14                $17,521,585.79
                                                      ----------------------------------------------
         Overdue           31 - 45 Days                  $150,532.58                $ 1,505,726.55
                                                      ----------------------------------------------
         Overdue           46 - 60 Days                         0.00                $   542,588.59
                                                      ----------------------------------------------
         Overdue:          61 - 90 Days                         0.00                $   256,908.21
                                                      ----------------------------------------------
         Overdue:          Over 90 Days                         0.00                $   979,491.58
                                                      ----------------------------------------------
         TOTAL                                           $730,585.72                $20,169,165.41
                                                      ----------------------------------------------

3.       Statement of Status of Payments to Secured Creditors and Lessors:

                             Frequency                                             Post-Petition
                          of Payments per           Amount          Next         Payments Not Made*
      Creditor/            Contract/Lease          of Each         Payment
       Lessor            (i.e. Mo., Qtr.)          Payment           Due         Number      Amount
---------------------------------------------------------------------------------------------------
SEE ATTACHED RIDER 3
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

*Explanation for Non-Payment: DEBTOR IS REVIEWING LEASES TO DETERMINE WHICH TO ASSUME AND WHICH TO REJECT: INTENDS TO PAY 6/12 - 6/30 WITH AUGUST PAYMENTS

4.       Tax Liability:    Gross Payroll Expense for Period: $20,886,845.68 -
                           SEE RIDER 4

                           Gross Sales for Period Subject to Sales Tax:
                           $438,245.71

                                                                                                Post-Petition
                                                                                                 Taxes Still
                                             Date Paid                  Amount Paid*               Owing
                                             ----------------------------------------------------------------
Federal Payroll and Withholding Taxes
                                             ----------------------------------------------------------------
State Payroll and Withholding Taxes
                                             ----------------------------------------------------------------
State Sales and Use Taxes                       7/19/01                  $14,367.17               $8,973.11**
                                             ----------------------------------------------------------------
Real Property Taxes                                None
                                             ----------------------------------------------------------------

                                             *Returns provided regularly to UST, payments generally via
                                             ACH, **due in August 2001.

5.       Insurance Coverage:  SEE ATTACHED RIDER 5

                                                Carrier/                Amount            Policy            Premium
                                                 Agent                    of            Expiration        Paid Through
                                                 Name                  Coverage            Date               Date
                                                ----------------------------------------------------------------------
Worker's Compensation
                                                ----------------------------------------------------------------------
Liability
                                                ----------------------------------------------------------------------
Fire and Extended Coverage
                                                ----------------------------------------------------------------------
Property
                                                ----------------------------------------------------------------------
Theft
                                                ----------------------------------------------------------------------
Life (Beneficiary:_______________)
                                                ----------------------------------------------------------------------
Vehicle
                                                ----------------------------------------------------------------------
Other (Specify):
                                                ----------------------------------------------------------------------
----------------------------------
                                                ----------------------------------------------------------------------

Revised April 1989                    OPERATING REPORT                    UST-4

                    DEBTOR IN POSSESSION OPERATING REPORT NO: 1     Page 3 of 3


6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?

              Yes    Explain:
         ----                ------------------------------------------------
          X   No
         ----

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

              Yes    Explain:
         ----                ------------------------------------------------
          X   No
         ----

7.     Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                                                        State Type of                         Total Post-
                                                                        Professional                        Petition Amount
             Name of Professional                                (Attorney/Accountant/etc.)                     Unpaid

------------------------------------------------------------------------------------------------------------------------------------
None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (Attach separate sheet if necessary)

     Significant events in these cases during the period are reflected in various pleadings, declarations, and hearing transcripts on file with the Court. Notably, Garry Meier, President and Chief Executive Officer of the Debtor, resigned effective August 31, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)


Quarterly             Total                                                                                         Quarterly
 Period           Disbursements          Quarterly          Date            Amount              Check               Fee Still
 Ending            for Quarter              Fee             Paid             Paid                No.                  Owing
------------------------------------------------------------------------------------------------------------------------------------

6/30/01           $9,006,226.31          $24,250.00         07/31/01         $24,250.00         various             0.00

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

I, Carolyn H. Noonan, the Vice President, Controller and Assistant Secretary of Outsource International, Inc., debtor in this chapter 11 case, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: August 15, 2001
       ------------------------

                                /s/ Carolyn H. Noonan
                                ------------------------------------------------
                                Debtor in Possession or Trustee

Revised April 1989                    OPERATING REPORT           UST-4

           Rider 3 - Status Payments to Secured Lessors and Creditors
                         Outsource International, Inc.
                            Case No. LA 01-28173-BB


                                                                                                                 Post-Petition
                                Frequency of Payments            Amount of Each                Next            Payments Not Made
Creditor/Lessor                  per Contract/Lease                 Payment                 Payment Due        Number     Amount

Ford Motor Credit                   Monthly                         488.72                 8/6/2001             1         488.72
Ford Motor Credit                   Monthly                         492.14                 8/5/2001             1         492.14
Ford Motor Credit                   Monthly                         506.38                 8/2/2001             1         506.38
Ford Motor Credit                   Monthly                         506.38                 8/2/2001             1         506.38
Ford Motor Credit                   Monthly                         506.38                 8/2/2001             1         506.38
U.S. Financial                      Monthly                         698.89                8/28/2001             2       1,397.78
Old Kent Bank                       Monthly                         856.65                8/24/2001             2       1,713.30
Monroe Bank                         Monthly                         559.91                8/20/2001             1         559.91
Hewlett Packard                     Monthly                      29,622.82                 8/1/2001             1      29,622.82
Hewlett Packard                     Monthly                      15,200.76                 8/1/2001             1      15,200.76
Bank One Leasing                    Monthly                       2,394.00                 8/1/2001             1       2,394.00
De Lage Landen                      Monthly                       2,957.40                 8/1/2001             1       2,957.40
Bankers Direct Leasing              Quarterly                    26,181.19                10/1/2001             0             --
Bankers Direct Leasing              Quarterly                     8,430.75                10/1/2001             0             --
Bankers Direct Leasing              Quarterly                     2,533.68                10/1/2001             0             --
GATX Capital                        Monthly                      53,352.75                 8/1/2001             1      53,352.75
Micron/Fleet Leasing                Monthly                         802.97                 8/1/2001             1         802.97
Micron/Fleet Leasing                Monthly                         261.09                 8/1/2001             1         261.09
Micron/Fleet Leasing                Monthly                          99.79                 8/1/2001             1          99.79
Micron/Fleet Leasing                Monthly                         101.75                 8/1/2001             1         101.75
Micron/Fleet Leasing                Monthly                          71.08                 8/1/2001             1          71.08
Micron/Fleet Leasing                Monthly                          73.88                 8/1/2001             1          73.88
Micron/Fleet Leasing                Monthly                          71.79                8/15/2001             2         143.58
Micron/Fleet Leasing                Monthly                          71.26                 8/1/2001             1          71.26
Micron/Fleet Leasing                Monthly                          58.65                8/15/2001             2         117.30
American Chartered Bank             Monthly                       2,870.73                 8/9/2001             1       2,870.73
Comerica Bank                       Monthly                       1,021.66                8/24/2001             2       2,043.32
CIT Revolver                        Daily                    17,496,455.60           Variable Daily             0              0
Ableco Term Loan 'A'                Quarterly                   500,000.00                7/31/2001             0              0
Ableco Term Loan 'B'                Balloon                   8,549,980.58                8/15/2003             0              0
Ableco Discount                                              (7,228,652.00)
Fleet Long Term Note                Balloon                   5,343,262.23                8/15/2004             0              0

                                    RIDER 3
                         OUTSOURCE INTERNATIONAL, INC.
                            Case No. LA 01-28173-BB
STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
AS OF JULY 29, 2001

                                                                                                                       POST PETITION
                                                                                                                        PAYMENTS NOT
                                          FREQUENCY OF          AMOUNT STILL                                               MADE
                                          PAYMENTS PER              OWED               AMOUNT OF       NEXT PAYMENT     6/12 - 6/30
       CUSTOMER/VENDOR NAME              CONTRACT/LEASE           (11 DAYS)          EACH PAYMENT          DUE            PRO-RATA
       --------------------              ---------------        ------------         ------------      ------------    -------------
121 MAIN STREET COMPANY                     MONTHLY                688.11              1,876.66         8/1/2001          1,188.55
1708 OLIVE LLC                              MONTHLY              1,097.76              2,993.89         8/1/2001          1,896.13
ACME REALTY OF MERIDIAN, INC.               MONTHLY                323.90                883.36         8/1/2001            559.46
ALAN KOSTEN AND STANLEY ROSENBLUM           MONTHLY                794.76              2,167.52         8/1/2001          1,372.76
AMUSEMENT INDUSTRY, INC.                    MONTHLY              1,163.25              3,172.50         8/1/2001          2,009.25
ANDREW J. ADCOCK III                        MONTHLY                313.87                856.01         8/1/2001            542.14
AUSTIN PEAY MINI-STORAGE                    MONTHLY                403.33              1,099.99         8/1/2001            696.66
BICKERDIKE REDEVELOPMENT CORP.              MONTHLY                773.06              2,108.35         8/1/2001          1,335.29
BROADWAY PLAZA                              MONTHLY              1,284.36              3,502.80         8/1/2001          2,218.44
BRYSON PROPERTIES XII                       MONTHLY                721.59              1,967.97         8/1/2001          1,246.38
CLIFTON MARTIN                              MONTHLY                183.33                499.99         8/1/2001            316.66
COIN CURRENCY & DOCUMENT SYSTEMS, INC       MONTHLY                587.12              1,601.24         8/1/2001          1,014.12
COSTILLA REAL ESTATE MANAGEMENT             MONTHLY              3,987.83             10,875.90         8/1/2001          6,888.07
CRYSTAL COURT SHOPPING CENTER               MONTHLY              1,602.24              4,369.75         8/1/2001          2,767.51
CURRY INVESTMENT CO                         MONTHLY                366.67              1,000.01         8/1/2001            633.34
DANA PLAZA                                  MONTHLY              1,097.32              2,992.69         8/1/2001          1,895.37
DEL REY PROPERTIES                          MONTHLY              1,034.48              2,821.30         8/1/2001          1,786.82
DELANOY-TREADWELL CO.                       MONTHLY              1,007.60              2,748.00         8/1/2001          1,740.40
DORT HIGHWAY LIMITED PARTNERSHIP            MONTHLY                592.39              1,615.62         8/1/2001          1,023.23
EQUITY INVESTMENT GROUP                     MONTHLY              1,064.53              2,903.27         8/1/2001          1,838.74
ERICK HAGLUND                               MONTHLY                899.99              2,454.52         8/1/2001          1,554.53
ERMA BOYETT                                 MONTHLY                272.07                742.01         8/1/2001            469.94
EUBANKS & BAILEY INVESTMENT CORP            MONTHLY                385.00              1,050.00         8/1/2001            665.00
EXENNIUM INVESTMENTS, INC.                  MONTHLY                404.55              1,103.31         8/1/2001            698.76
FLA ENTERPRISES LLC                         MONTHLY              1,283.33              3,499.99         8/1/2001          2,216.66
FRANKLIN MALL                               MONTHLY                950.13              2,591.27         8/1/2001          1,641.14
FRED STANTON SMITH                          MONTHLY                858.46              2,341.26         8/1/2001          1,482.80
GATOR LINTON PARTNERS, LTD                  MONTHLY                870.61              2,374.39         8/1/2001          1,503.78
GILBERT PLAZA II INC                        MONTHLY                741.32              2,021.78         8/1/2001          1,280.46
H.E.C. LTD.                                 MONTHLY                617.43              1,683.89         8/1/2001          1,066.46
HALPERN ENTERPRISES, INC.                   MONTHLY              1,164.62              3,176.24         8/1/2001          2,011.62
HAMPTON MERCURY INVESTMENT COMPANY          MONTHLY              1,990.54              5,428.75         8/1/2001          3,438.21
HERMAN WALLDORF & CO., INC.                 MONTHLY                693.00              1,890.00         8/1/2001          1,197.00
HING WA LEE                                 MONTHLY                982.08              2,678.40         8/1/2001          1,696.32
INFINITY ASSOCIATES, L.L.C.                 MONTHLY                770.00              2,100.00         8/1/2001          1,330.00
IW MANAGEMENT, INC.                         MONTHLY              1,273.39              3.472.88         8/1/2001          2,199.49
J. C. KLEEN INC.                            MONTHLY                722.61              1,970.75         8/1/2001          1,248.14
JAMES P. LOUGHREY DBA JPL PROPRIETARY       MONTHLY              1,026.67              2,800.01         8/1/2001          1,773.34
JEAN VANDIVER                               MONTHLY                900.00                600.00         8/1/2001           (300.00)
JERRY JAMIL                                 MONTHLY                710.60              1,938.00         8/1/2001          1,227.40
JERRY VENTRALLA                             MONTHLY                792.00              2,160.00         8/1/2001          1,368.00
JLM PROPERTIES INC.                         MONTHLY                534.72              1,458.32         8/1/2001            923.60
JON C. COOK                                 MONTHLY              1,520.73              4,147.45         8/1/2001          2,626.72

                                    1 of 2

                                    Rider 3
                         Outsource International, Inc.
                            Case No. LA 01-28173-BB

                                                                                                                     Post Petition
                                                                                                                      Payment not
                                              Frequency of     Amount Still                                              Made
                                              Payments per         Owed           Amount of        Next Payment        6/12-6/30
     Customer/Vendor Name                    Contract/Lease     (11 Days)        Each Payment          Due             Pro-rata
--------------------------------------       --------------    ------------      ------------   -----------------    -------------
KATELLA, LLC                                    Monthly          1,009.23           2,752.50             8/1/2001       1,743.25
LBR INVESTMENTS                                 Monthly            798.06           2,176.53             8/1/2001       1,378.47
LIVONIA CENTER LLC                              Monthly            435.70                 --     Bought lease out        (435.70)
LORYLYN PLAZA DBA DROCKER HOLDINGS LLC          Monthly            991.83           2,704.99             8/1/2001       1,713.16
MHW REALTY, LTD                                 Monthly          1,120.80           3,056.72             8/1/2001       1,935.92
MIKE ANGELOS                                    Monthly            836.04           2,280.10             8/1/2001       1,444,06
MILDRED DEMARCHI                                Monthly            978.53           2,668.71             8/1/2001       1,690.18
MONTCLAIR CENTER LIMITED                        Monthly          1,167.83           3,184.99             8/1/2001       2,017.16
MPR PROPERTY MANAGEMENT INC.                    Monthly          1,274.16           3,474.98             8/1/2001       2,200.82
MTD INVESTMENTS INC.                            Monthly            113.67             310.01             8/1/2001         196.34
NATIONAL BUILDING LLC                           Monthly            550.00           1,500.00             8/1/2001         950.00
NETREIT                                         Monthly          1,077.35           2,938.23             8/1/2001       1,860.88
NEW SOURCES INC.                                Monthly            282.33             770.00             8/1/2001         487.67
NGOC U. MO                                      Monthly          1,142.05           3,114.68             8/1/2001       1,972.63
NOUJAIM AND WARREN, INC.                        Monthly            602.60           1,643.46             8/1/2001       1,040.86
OAKWOOD CORPORATE HOUSING                       Monthly          5,877.81           2,670.00             8/1/2001      (3,207.81)
OAKWOOD CORPORATE HOUSING - San Diego           Monthly            615.00                 --                  N/A        (615.00)
PANAMERICAN HOLDING CORP                        Monthly          1,899.83           5,181.35             8/1/2001       3,281.52
PERSONAL MINI STORAGE LK FAIRVIEW               Monthly             17.10              46.64             8/1/2001          29.54
PLETZ INVESTMENT CO                             Monthly            724.17           1,975.01             8/1/2001       1,250.84
PRESRAIN LLC.                                   Monthly            916.67           2,500.01             8/1/2001       1,583.34
PS BUSINESS PARK                                Monthly          1,149.17           3,134.10             8/1/2001       1,984.93
R GALE PORTER                                   Monthly            470.80           1,284.00             8/1/2001         813.20
REKLAW L.L.C.                                   Monthly          1,285.73           3,506.54             8/1/2001       2,220.81
RICHARD VETTER                                  Monthly            739.55           2,016.96             8/1/2001       1,277.41
RIVERSIDE CENTRE                                Monthly            133.17             363.20             8/1/2001         230.03
RONALD E. NEMMER                                Monthly          1,123.47           3,064.01             8/1/2001       1,940.34
S&K PROPERTIES LLC                              Monthly            715.00           1,950.00             8/1/2001       1,235.00
SARCAN                                          Monthly            785.90           2,143.37             8/1/2001       1,357.47
SOUTH CONGRESS MINI STORAGE                     Monthly            217.65             593.59             8/1/2001         375.94
STEVEN E. WOHL & JANET WOHL                     Monthly            976.89           2,664.25             8/1/2001       1,687.36
SUMMIT PROPERTIES                               Monthly            602.06           1,641.98             8/1/2001       1,039.92
THE REALTY ASSOCIATES FUND V, LP                Monthly         14,972.51          40,834.12             8/1/2001      25,861.61
THUNDERBIRD BUSINESS PARK, LLC                  Monthly            446.81           1,218.57             8/1/2001         771.76
TMT PROPERTIES, INC.                            Monthly          1,636.99           4,464.52             8/1/2001       2,827.53
TOWER PLAZA SHOPPING CENTER                     Monthly            679.14           1,852.20             8/1/2001       1,173.06
VINEYARD CENTER                                 Monthly            649.18           1,770.49             8/1/2001       1,121.31
WILFRED COHEN                                   Monthly            804.13           2,193.08             8/1/2001       1,388.95
                                                               -----------------------------                         -----------
Grand Total                                                    $89,270.28        $225,383.93                         $136,113.65
                                                               =============================                         ===========

                                     2 of 2

                                                  Rider 3
                                        Outsource International, Inc.
                                           Case No. LA 01-28173-BB
                             Status of Payments to Secured Creditors and Lessors


                               FREQUENCY OF                            NEXT
                               PAYMENTS PER          AMOUNT OF        PAYMENT       POST-PETITION PAYMENTS
CREDITOR/LESSOR               CONTRACT/LEASE       EACH PAYMENT         DUE                NOT MADE
---------------               --------------       ------------       -------       ----------------------
Advanta Leasing Services      Monthly                    207.76       8/1/2001                1.5   344.29
Citicorp Vendor Finance                                  221.00       8/1/2001                1.5   363.20
Fleet Business Credit         Monthly                    154.53       8/1/2001                1.5   242.83
Fleet Business Credit         Monthly                    151.65       8/1/2001                1.5   238.31
Fleet Business Credit         Monthly                    339.74       8/1/2001                1.5   533.88
Fleet Business Credit         Monthly                    108.92       8/1/2001                1.5   171.16
Fleet Business Credit         Monthly                    104.54       8/1/2001                1.5   164.28
Fleet Business Credit         Monthly                     70.04       8/1/2001                1.5   110.06
Fleet Business Credit         Monthly                    171.48       8/1/2001                1.5   269.47
Fleet Business Credit         Monthly                     94.67       8/1/2001                1.5   148.77
Fleet Business Credit         Monthly                     94.67       8/1/2001                1.5   148.77
Fleet Business Credit         Monthly                     85.33       8/1/2001                1.5   134.09
Fleet Business Credit         Monthly                    144.93       8/1/2001                1.5   227.75
Fleet Business Credit         Monthly                    239.87       8/1/2001                1.5   376.94
Fleet Business Credit         Monthly                     94.66       8/1/2001                1.5   148.75
Fleet Business Credit         Monthly                    117.62       8/1/2001                1.5   184.83
Fleet Business Credit         Monthly                     96.70       8/1/2001                1.5   151.96
Fleet Business Credit         Monthly                    356.15       8/1/2001                1.5   559.66
Fleet Business Credit         Monthly                    356.15       8/1/2001                1.5   559.66
Fleet Business Credit         Monthly                    356.15       8/1/2001                1.5   559.66
Fleet Leasing Corp            Monthly                    138.13       8/1/2001                  1   138.13
GATX Capital                  Monthly                    130.42       8/1/2001                1.5   204.95
GATX Capital                  Monthly                     85.37       8/1/2001                1.5   134.15
GATX Capital                  Monthly                     85.46       8/1/2001                1.5   134.29
GE Capital                    Monthly                    165.87       8/1/2001                1.5   260.65
GE Capital                                               206.17       8/1/2001                1.5   272.87
GE Capital                    Monthly                    242.20       8/1/2001                  1   242.20
GE Capital                    Monthly                    159.54       8/1/2001                1.5   250.71
Marlin Leasing                                           770.06       8/1/2001                  1   770.06
NTFC Capital Corp                                        236.00       8/1/2001                  1   236.00
Panasonic Commun.                                        184.17       8/1/2001                1.5   287.02
Pitney Bowes                                              71.66       8/1/2001                  1    71.66
Toshiba Easy Lease                                      (220.00)      8/1/2001                1.5   (94.17)
United Leasing Assoc          Monthly                    155.28       8/1/2001                1.5   244.00
Xerox                                                    102.65       8/1/2001                1.5   161.30
De Lage Landen                                           385.66       8/1/2001                1.5   511.92
De Lage Landen                                           258.61       8/1/2001                1.5   338.38
Fleet Business Credit         Monthly                    130.91       8/1/2001                1.5   201.28
Fleet Business Credit         Monthly                     68.79       8/1/2001                1.5   108.10
Fleet Business Credit         Monthly                    369.64       8/1/2001                1.5   580.86
Fleet Business Credit         Monthly                    181.63       8/1/2001                1.5   285.42
Fleet Business Credit         Monthly                     68.79       8/1/2001                1.5   108.10
Fleet Business Credit         Monthly                    212.76       8/1/2001                1.5   334.34
Fleet Business Credit         Monthly                     93.16       8/1/2001                1.5   146.39
Fleet Business Credit         Monthly                    105.80       8/1/2001                1.5   166.26
Fleet Business Credit         Monthly                    107.28       8/1/2001                1.5   168.58
Fleet Business Credit         Monthly                     93.16       8/1/2001                1.5   146.39
Fleet Business Credit         Monthly                    120.07       8/1/2001                1.5   188.68
Fleet Business Credit         Monthly                    123.42       8/1/2001                1.5   193.95
Fleet Business Credit         Monthly                    212.83       8/1/2001                1.5   334.45


                                    1 of 3

                                    Rider 3
                         Outsource International, Inc.
                            Case No. LA 01-28173-BB
              Status of Payments to Secured Creditors and Lessors




                          FREQUENCY OF PAYMENTS        AMOUNT OF EACH               NEXT                   POST-PETITION
CREDITOR/LESSOR            PER CONTRACT/LEASE             PAYMENT                PAYMENT DUE              PAYMENTS NOT MADE
------------------------- ---------------------        --------------            -----------              ------------------
Advanta Leasing Services      Monthly                     207.76                   8/1/2001                 1.5       344.29
Fleet Business Credit         Monthly                      86.37                   8/1/2001                 1.5       135.72
Fleet Business Credit         Monthly                     172.94                   8/1/2001                 1.5       271.76
Fleet Business Credit         Monthly                      86.37                   8/1/2001                 1.5       135.72
Fleet Business Credit         Monthly                      86.17                   8/1/2001                 1.5       135.41
Fleet Business Credit         Monthly                     167.51                   8/1/2001                 1.5       263.23
Fleet Business Credit         Monthly                     169.20                   8/1/2001                 1.5       265.89
Fleet Leasing Corp            Monthly                     446.84                   8/1/2001                 1.5       702.18
GATX Capital                  Monthly                      73.64                   8/1/2001                 1.5       115.72
GATX Capital                  Monthly                      81.07                   8/1/2001                 1.5       127.40
GATX Capital                  Monthly                      74.38                   8/1/2001                 1.5       116.88
GE Capital                                                116.43                   8/1/2001                 1.5       182.96
GE Capital                                                115.88                   8/1/2001                 1.5       182.10
IOS Capital                   Monthly                     269.73                   8/1/2001                 1.5       487.66
IOS Capital                   Monthly                     154.67                   8/1/2001                 1.5       275.29
IOS Capital                   Monthly                     154.67                   8/1/2001                 1.5       275.29
IOS Capital                   Monthly                     154.67                   8/1/2001                 1.5       275.29
Pitney Bowes                  Quarterly                   100.50                   XXXXXXXX                   1       100.50
Pitney Bowes Credit Corp      Quarterly                   196.55                   8/1/2001                   1       196.55
Sprint North Supply Leasing                               362.64                   8/1/2001                 1.5       429.58
Sprint North Supply Leasing                               362.62                   8/1/2001                 1.5       429.56
Copelco                       Monthly                   1,627.18                   8/1/2001                 1.5     1,861.97
Copyco                        Monthly                     421.16                   8/1/2001                 1.5       684.53
Fidelity Leasing              Monthly                     114.95                   8/1/2001                   1       114.95
Fleet Business Credit         Monthly                   1,700.00                   8/1/2001                 1.5     2,677.58
Fleet Business Credit         Monthly                      71.21                   8/1/2001                 1.5       111.90
Fleet Business Credit         Monthly                      70.21                   8/1/2001                 1.5       110.33
Fleet Business Credit         Monthly                     170.93                   8/1/2001                 1.5       268.60
Fleet Business Credit         Monthly                     100.97                   8/1/2001                 1.5       158.67
Fleet Business Credit         Monthly                     257.97                   8/1/2001                 1.5       405.38
Fleet Business Credit         Monthly                      70.21                   8/1/2001                 1.5       110.33
Fleet Business Credit         Monthly                     257.91                   8/1/2001                 1.5       405.29
Fleet Business Credit         Monthly                     171.18                   8/1/2001                 1.5       269.00
Fleet Business Credit         Monthly                     100.97                   8/1/2001                 1.5       158.67
Fleet Business Credit         Monthly                      70.87                   8/1/2001                 1.5       111.37
GATX Capital                  Monthly                   5,199.43                   8/1/2001                 1.5     8,170.53
GATX Capital                  Monthly                   5,695.38                   8/1/2001                 1.5     8,949.53
GATX Capital                  Monthly                      85.48                   8/1/2001                 1.5       170.96
GATX Capital                  Monthly                      85.36                   8/1/2001                 1.5       134.14
GE Capital                    Monthly                     421.18                   8/1/2001                   0           --
Hewlett Packard               Monthly                   3,968.44                   8/1/2001                 1.5     6,236.12
Pitney Bowes                                              180.31                   8/1/2001                   1       180.31
Pitney Bowes Credit           Monthly                     211.23                   8/1/2001                 1.5       778.12
Pitney Bowes Credit           Monthly                     231.16                   8/1/2001                   1       231.16
Pitney Bowes Credit Corp      July - October              848.40                   8/1/2001                   1       848.40
Saxon Business Systems, Inc   Monthly                     528.36                   8/1/2001                   1       528.36
De Lage Landen                Monthly                     445.78                   8/1/2001                 1.5       700.51
Fleet Business Credit         Monthly                      96.23                   8/1/2001                 1.5       151.22
Fleet Business Credit         Monthly                     204.20                   8/1/2001                 1.5       320.89
Fleet Business Credit         Monthly                     289.13                   8/1/2001                 1.5       454.35

                                     2 of 3

                                    Rider 3
                         Outsource International, Inc.
                            Case No. LA 01-28173-BB
              Status of Payments to Secured Creditors and Lessors

                                         Frequency of                                 Next
                                         Payments per           Amount of            Payment          Post-Petition Payments
     Creditor/Lessor                    Contract/Lease         Each Payment            Due                   Not Made
---------------------------------       --------------         ------------          --------         ----------------------
                                                                                                         Number      Amount
Advanta Leasing Services                    Monthly                 207.76           8/1/2001               1.5       344.29
Fleet Business Credit                       Monthly                 145.57           8/1/2001               1.5       228.75
Fleet Business Credit                       Monthly                 199.97           8/1/2001               1.5       314.12
Fleet Business Credit                       Monthly                  96.23           8/1/2001               1.5       151.22
Fleet Business Credit                       Monthly                  96.23           8/1/2001               1.5       151.22
Fleet Business Credit                       Monthly                  96.67           8/1/2001               1.5       151.91
Fleet Business Credit                       Monthly                  71.63           8/1/2001               1.5       112.56
Fleet Business Credit                       Monthly                  71.61           8/1/2001               1.5       112.53
Fleet Business Credit                       Monthly                  71.61           8/1/2001               1.5       112.53
Fleet Business Credit                       Monthly                  71.63           8/1/2001               1.5       112.56
GATX Capital                                Monthly                  78.98           8/1/2001               1.5       124.11
GE Capital                                                          243.40           8/1/2001               1.5       369.91
GE Capital                                  Monthly                 182.02           8/1/2001               1.5       286.03
GE Capital                                                          116.76           8/1/2001               1.5       172.07
Kyocera Mita America Inc.                                           224.41           8/1/2001               1.5       352.64
Kyocera Mita America Inc.                   Monthly                 233.82           8/1/2001                 1       233.82
Kyocera Mita America Inc.                   Monthly                 233.84           8/1/2001                 1       233.84
Lyon Financial DBA Divers                   Monthly                 188.97           8/1/2001               1.5       296.95
Mita Financial                              Monthly                 233.82           8/1/2001                 1       233.82
Pitney Bowes Credit Corp                                            501.72           8/1/2001               1.5       541.39
Pitney Bowes Credit Corp 7/20/00           Quarterly                375.58           8/1/2001                 1       375.58
                                                                 ---------                                         ---------
                                                                 39,275.14                                         57,840.66
                                                                 =========                                         =========

                                     3 of 3

                                    RIDER 4A

PAYROLL TAX LIABILITIES FOR PERIOD 06/12/01 - 06/30/01

                                                                                             FEDERAL TAXES
                                          GROSS PAYROLL    FEDERAL TAXES    FEDERAL TAXES     STILL OWED       STATE TAXES
        PAYROLL ENTITIES                     EXPENSE       (INCL. FUTA)*         PAID        (INCL. FUTA)*    (INCL. SUTA)**
----------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.           1,065,952.52       150,683.58       (79,892.11)     70,791.47         8,319.99
----------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                         1,824,316.74       408,813.57      (301,362.06)    107,451.51        76,478.82
----------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC                 3,705,606.93       449,683.19      (293,894.61)    155,788.58        64,758.53
----------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC                 1,612,000.93       363,940.26      (290,186.86)     73,753.40        46,428.51
----------------------------------------------------------------------------------------------------------------------------

TOTALS - ALL ENTITIES                     $8,207,877.12    $1,373,120.60     $(965,335.64)   $407,784.96      $195,985.85
                                          ==================================================================================

                                            STATE TAXES     STATE TAXES                        LOCAL TAXES     LOCAL TAXES
        PAYROLL ENTITIES                       PAID         STILL OWED        LOCAL TAXES         PAID          STILL OWED
--------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.                   0.00        8,319.99              0.00          0.00              0.00
--------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                           (22,594.94)      53,883.88              0.00          0.00              0.00
--------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC                   (20,818.84)      43,939.69          4,913.50          0.00          4,913.50
--------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC                    (1,143.01)      45,285.50         15,797.52          0.00         15,797.52
--------------------------------------------------------------------------------------------------------------------------

TOTALS - ALL ENTITIES                       $(44,556.79)    $151,429.06        $20,711.02         $  --        $20,711.02
                                            ==============================================================================

* FUTA LIABILITY/PAYMENTS WERE FOR PERIOD 04/01/01 THROUGH 06/30/01 (2ND QUARTER 2001, PAID 07/31/01):

Outsource Int'l                                                32,385.90
------------------------------------------------------------------------
Synadyne III                                                   55,896.93
------------------------------------------------------------------------
Guardian Employer West                                        110,328.34
------------------------------------------------------------------------
Guardian Employer East                                         49,246.63
------------------------------------------------------------------------
TOTAL FUTA PAID FOR 2ND QTR                                $  247,857.80
                                                           =============

** INCLUDES POST-PETITION SUTA DUE IN JULY 2001.

                                                                                                                      ALL PAYROLL
Payroll Tax Summary:                                  OIA             SYN III       WEST LLC        EAST LLC            ENTITIES
                                                ---------------------------------------------------------------      --------------
TAXABLE GROSS PAYROLL EXPENSE                   $1,065,952.52     $1,824,316.74   $3,705,606.93   $1,612,000.93      $ 8,207,877.12
                                                ---------------------------------------------------------------      --------------
TOTAL FED, STATE & LOCAL TAXES DUE FOR PERIOD   $  159,003.57     $  485,292.39   $  519,355.22   $  426,166.29      $ 1,589,817.47
                                                ---------------------------------------------------------------      --------------
LESS PAYMENTS MADE DURING PERIOD                   (79,892.11)      (323,957.00)    (314,713.45)    (291,329.87)      (1,009,892.43)
                                                ---------------------------------------------------------------      --------------
TOTAL TAXES STILL OWED AT END OF PERIOD         $   79,111.46     $  161,335.39   $  204,641.77   $  134,836.42      $   579,925.04
                                                ===============================================================      ==============

               PMT PAID POST
                 PETITION         PREPETITION FWT        NET FWT LIAB
               ------------------------------------------------------
OIA              150,683.58         11,495.23              139,188.35
               ------------------------------------------------------
SYN III          408,813.57         12,690.67              396,122.90
               ------------------------------------------------------
WEST             449,683.19         11,386.70              438,296.49
               ------------------------------------------------------
EAST             363,940.26         20,065.76              343,874.50
               ------------------------------------------------------
               1,373,120.60         55,638.36            1,317,482.24
               ------------------------------------------------------

                                    RIDER 4B

PAYROLL TAX LIABILITIES FOR PERIOD 07/01/01 THROUGH 07/31/01

                                     TAXABLE GROSS                      FEDERAL TAXES     FEDERAL TAXES                  STATE TAXES
        PAYROLL ENTITIES              PAYROLL EXP     FEDERAL TAXES         PAID           STILL OWED*     STATE TAXES      PAID
------------------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.      1,517,140.21       145,574.36       (107,242.69)      38,331.67           31.51          0.00
------------------------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                    3,015,603.85       563,488.43       (423,656.52)     139,831.91       39,212.92    (29,634.38)
------------------------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC            5,725,397.04       485,951.82       (381,390.36)     104,561.46       46,288.50    (28,379.26)
------------------------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC            2,420,827.46       432,381.99       (329,084.90)     103,297.09       30,390.81     (2,404.60)
------------------------------------------------------------------------------------------------------------------------------------

TOTALS - ALL ENTITIES               $12,678,968.56    $1,627,396.60    $(1,241,374.47)    $386,022.13     $115,923.74   $(60,418.24)
                                    ================================================================================================

                                             STATE TAXES                                LOCAL TAXES          LOCAL TAXES
        PAYROLL ENTITIES                     STILL OWED            LOCAL TAXES             PAID              STILL OWED
------------------------------------------------------------------------------------------------------------------------
Outsource Int'l of America, Inc.                 31.51                   0.00                0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
Synadyne III, Inc.                            9,578.54                   0.00                0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
Guardian Employer West LLC                   17,909.24                 844.50                0.00                844.50
-----------------------------------------------------------------------------------------------------------------------
Guardian Employer East LLC                   27,986.21               5,754.18             (945.82)             4,808.36
-----------------------------------------------------------------------------------------------------------------------

TOTALS - ALL ENTITIES                       $55,505.50              $6,598.68            $(945.82)            $5,652.86
                                            ===========================================================================

* Includes amounts due to be paid in August 2001, as well as July 2001 holdback (due 08/15/01).

                                                                                                                      ALL PAYROLL
Payroll Tax Summary:                                  OIA           SYN III         WEST LLC        EAST LLC            ENTITIES
                                                 --------------------------------------------------------------      --------------
Taxable gross payroll expense                    $1,517,140.21   $3,015,603.85    $5,725,397.04   $2,420,827.46      $12,678,968.56

Total Fed, State & Local taxes due for
  period                                         $  145,605.87   $  602,701.35    $  533,084.82   $  468,526.98      $ 1,749,919.02
Less payments made during period                   (107,242.69)    (453,290.90)     (409,769.62)    (332,435.32)      (1,302,738.53)
                                                 --------------------------------------------------------------      --------------

Total taxes still owed at end of period          $   38,363.18   $  149,410.45    $  123,315.20   $  136,091.66      $   447,180.49
                                                 ==============================================================      ==============

                                    RIDER 5

OUTSOURCE INTERNATIONAL
AS OF 07/1/01

                                         LIMITS/                                                                       PREMIUM
       COVERAGE                        DEDUCTIBLES                TERM                        COMPANY                  PAID TO
-------------------------------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION                   Statutory          01/01/01 - 01/01/02                 Zurich                 7/31/2001

Employers Liability

Each Accident                            1,000,000

Disease - Each Employee                  1,000,000

Disease - Policy Limit                   1,000,000

Deductible                                 250,000
-------------------------------------------------------------------------------------------------------------------------------
DEDUCTIBLE PROTECTION POLICY                               01/01/01 - 01/01/02                 Zurich                 7/31/2001

(WC, GL, AL)
-------------------------------------------------------------------------------------------------------------------------------
ERRORS & OMISSIONS                                         01/01/01 - 01/01/02         National Union Fire Ins         1/1/2002

Each Accident                            1,000,000
Aggregate Limit                          2,000,000
Deductible                                  50,000
-------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY                                          01/01/01 - 01/01/02                 Zurich                 7/31/2002

Policy Aggregate                        25,000,000

Location Aggregate                       2,000,000
Products/Completed Ops.                  2,000,000
Each Occurrence                          1,000,000
Personal & Advertising Injury            1,000,000
Fire Damage - Any One Fire               1,000,000
Medical - Any One Person                    10,000
Employee Benefits (Claims Made)          1,000,000
Employee Benefits (Aggregate)            2,000,000
         Retroactive Date (1/01/99)

Deductible                                  50,000
-------------------------------------------------------------------------------------------------------------------------------

                                                                        1 of 2
                                                                      8/15/2001

OUTSOURCE INTERNATIONAL
AS OF 7/1/01

                                          LIMITS/                                                                          PREMIUM
COVERAGE                                DEDUCTIBLES            TERM                        COMPANY                         PAID TO
------------------------------------------------------------------------------------------------------------------------------------
AUTO LIABILITY                                                01/01/01 - 0/01/02           Zurich                           1/1/2002
Bodily Injury & Property Damage          1,000,000

Uninsured/Underinsured                   1,000,000
Personal Injury Protection               Statutory
Medical Payments - each person               2,000
Hired & Non-Owned Auto                   1,000,000
Deductible                                 100,000
------------------------------------------------------------------------------------------------------------------------------------
AUTO PHYSICAL DAMAGE                                          01/01/01 - 01/01/02          Zurich                           1/1/2002

Deductible-Collision                         1,000
Deductible-Other Than Collision              1,000
------------------------------------------------------------------------------------------------------------------------------------
UMBRELLA LIABILITY                                            01/01/01 - 01/01/02          National Union Fire
                                                                                           Ins Co of Pittsburgh, PA         1/1/2002
Each Occurrence                         35,000,000
General Aggregate                       35,000,000
Products/Completed Ops.                 35,000,000
Deductible                                  10,000
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PRACTICES LIABILITY                                01/01/01 - 01/01/02          Lexington Ins                    1/1/2002

Each Insured Event                       5,000,000
Total Aggregate Policy Paid Limit       10,000,000
Deductible                                  50,000
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PRACTICES LIABILITY -                              Extended Reporting           Lexington Ins                    1/1/2002
  TAIL COVERAGE                                                     Period
                                                               4/8/00 - 4/8/03
Each Insured Event                       5,000,000
Total Aggregate Policy Paid Limit       10,000,000
------------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY                      5,000,000            01/01/01 - 01/01/02          National Union Fire
                                                                                           Ins Co of Pittsburgh, PA         1/1/2002

Endorsements:
FI Amendatory Cancellation -
  Non Renewal
Multiemployer Extension
  (Syn Sav & Inv)
Amend Discovery Clause to
  bilateral election
Amend notification requirement
run-off Endorsement for Synadyne

OUTSOURCE INTERNATIONAL
AS OF 07/1/01


                                           LIMITS/                                                                        PREMIUM
COVERAGE                                   DEDUCTIBLES           TERM                    COMPANY                          PAID TO
------------------------------------------------------------------------------------------------------------------------------------
Deductible                                            10,000
------------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY-TAIL COVERAGE                  5,000,000     Extended Reporting      National Union Fire Ins. Co.       1/1/2002
                                                                      Period                   of Pittsburgh, PA
                                                                   4/8/00-4/8/06
Basic Form with following Endorsements:
 FL Amendatory Cancellation - Non Ren
 Multiemployer Extension (Syn Sav & Inv)
 Option for Two Year Discovery (150%)
 Notice of Claims to Risk or Counsel
 Defense outside Limits for Addl. Prem.
Deductible                                            10,000
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PROPERTY                          Per Schedule on        7/1/00-7/1/2001                      The St. Paul       7/1/2002
                                           File with carrier
------------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE IN CONDITIONS                      5,000,000 LOSS      10/18/00-10/18/01                             Essex     10/18/2001
                                                  LIMIT
------------------------------------------------------------------------------------------------------------------------------------
CRIME-FIDELITY                                                      7/29/99-7/29/02      National Union Fire Ins. Co.      7/29/2002

Insured's Fidelity Coverage                        2,000,000
Client's Fidelity Coverage                         2,000,000
Computer Fraud                                     2,000,000
Loss Inside premises/Loss Outside premises         2,000,000
Counterfeit Currency/Depositors Forgery            2,000,000
 Deductible Per Occurrence                           100,000
 Aggregate Deductible                                300,000
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS & OFFICERS                              20,000,000      10/23/98-10/23/01      National Union Fire Ins. Co.     10/23/2001

 Deductible-SEC & Y2K                                150,000

 Deductible-All Other                                 75,000
------------------------------------------------------------------------------------------------------------------------------------
LIQUOR LIABILITY per each event                    1,000,000         3/31/01-1/1/02                            Zurich       1/1/2002
aggregate                                          2,000,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                          3 of 2
                                                                       8/15/2001